Exhibit 99.1

Amphenol	News Release

World Headquarters

358 Hall Avenue

Wallingford, CT 06492

Telephone (203) 265-8900

AMPHENOL CORPORATION COMPLETES

ACQUISITION OF OWN AND DAS BUSINESSES FROM COMMSCOPE

Wallingford, Connecticut, February 3, 2025. Amphenol Corporation (NYSE: APH) today announced it had completed the acquisition of CommScope’s (NASDAQ: COMM) Outdoor Wireless Networks (OWN) and Distributed Antenna Systems (DAS) businesses.

“The acquisition of the OWN and DAS businesses brings to Amphenol a strong portfolio of innovative and advanced technologies for communications networks,” said Amphenol President and Chief Executive Officer, R. Adam Norwitt. “We are excited to welcome nearly 4,000 talented employees to the Amphenol family and look forward to further supporting our customers who are developing next-generation wireless networks around the world.”

Amphenol expects the OWN and DAS businesses to generate full-year 2025 sales of approximately $1.3 billion. Post-closing, the acquisition is expected to be approximately $0.06 accretive to Amphenol’s 2025 earnings per share, which excludes acquisition-related expenses. The OWN and DAS businesses will be included in the Communications Solutions Segment.

In addition, Amphenol also today announced the closing of the acquisition of Lifesync Corporation. Lifesync, which generates annual sales of approximately $100 million, is a high-technology provider of interconnect products for medical applications. Lifesync will be included in the Harsh Environment Solutions Segment.

About Amphenol

Amphenol Corporation is one of the world’s largest designers, manufacturers and marketers of electrical, electronic and fiber optic connectors and interconnect systems, antennas, sensors and sensor-based products and coaxial and high-speed specialty cable. Amphenol designs, manufactures and assembles its products at facilities in approximately 40 countries around the world and sells its products through its own global sales force, independent representatives and a global network of electronics distributors. Amphenol has a diversified presence as a leader in high-growth areas of the interconnect market including: Automotive, Commercial Aerospace, Communications Networks, Defense, Industrial, Information Technology and Data Communications and Mobile Devices. For more information, visit www.amphenol.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on our management’s assumptions and beliefs about future events or circumstances using information currently available, and as a result, they are subject to risks and uncertainties. Forward-looking statements address events or developments that Amphenol Corporation expects or believes may or will occur in the future. These forward-looking statements, which address the Company’s expected business and financial performance and financial condition, among other matters, may contain words and terms such as: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “look ahead,” “may,” “ongoing,” “optimistic,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would” and other words and terms of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected earnings, revenues, growth, liquidity, effective tax rate, interest rates, the expected timing for the closing of certain acquisitions or other matters. Although the Company believes the expectations reflected in all forward-looking statements, including those we may make regarding expected full year 2025 sales related to OWN/DAS as well as expected 2025 earnings per share accretion related to the OWN/DAS acquisition, are based upon reasonable assumptions, the expectations may not be attained or there may be material deviation. Readers and investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

There are risks and uncertainties that could cause actual results to differ materially from these forward-looking statements, which include, but are not limited to, unanticipated difficulties relating to the OWN/DAS acquisition, the response of business partners and competitors to the announcement of the closing of the transaction, potential disruptions to current plans and operations and/or potential difficulties in employee retention as a result of the closing of the OWN/DAS acquisition. Risks and uncertainties also include the following: political, economic, military and other risks related to operating in countries outside the United States, as well as changes in general economic conditions, geopolitical conditions, U.S. trade policies (including, but not limited to, sanctions) and other factors beyond the Company’s control; uncertainties associated with an economic slowdown or recession in any of the Company’s end markets that could negatively affect the financial condition of our customers and could result in reduced demand; risks and impacts associated with adverse public health developments, including epidemics and pandemics; risks associated with our inability to obtain certain raw materials and components, as well as the increasing cost of certain of the Company’s raw materials and components; cybersecurity threats and techniques used to disrupt operations and gain unauthorized access to our information technology systems, including, but not limited to, malware, social engineering/phishing, credential harvesting, ransomware, malfeasance by insiders, human or technological error and other increasingly sophisticated attacks, that continue to expand and evolve, including through the use of artificial intelligence and machine learning, which could, among other things, impair our information technology systems and disrupt business operations, result in reputational damage that may cause the loss of existing or future customers, loss of our intellectual property, the loss of or inability to access confidential information and critical business, financial or other data, and/or cause the release of highly sensitive confidential information, and potentially lead to litigation and/or governmental investigations, fines and other penalties, among other risks, and risks and impacts associated with an increasingly demanding regulatory environment surrounding information security and privacy, including additional fines, penalties and costs; negative impacts caused by extreme weather conditions and natural catastrophic events, including those caused or intensified by climate change and global warming; risks associated with the increasing scrutiny and expectations regarding environmental, social and corporate governance matters that could result in additional costs or risks or otherwise adversely impact our business; risks associated with the improper conduct by any of our employees, customers, suppliers, distributors or any other business partners which could impair our business reputation and financial results and could result in our non-compliance with anti-corruption laws and regulations of the U.S. government and various foreign jurisdictions; changes in exchange rates of the various currencies in which the Company conducts business; the risks associated with the Company’s dependence on attracting, recruiting, hiring and retaining skilled employees, including as part of our various management teams; risks and difficulties in trying to compete successfully on the basis of technology innovation, product quality and performance, price, customer service and delivery time; the Company’s dependence on end market dynamics to sell its products, particularly in the communications, automotive and defense end markets, pricing pressures resulting from large customers that regularly exert pressure on their suppliers, including the Company, and changes in defense expenditures of the U.S. and non-U.S. governments, which are subject to political and budgetary fluctuations and constraints, all of which could adversely affect its operating results; difficulties and unanticipated expenses in connection with purchasing and integrating newly acquired businesses, including the potential for the impairment of goodwill and other intangible assets; events beyond the Company’s control that could lead to an inability to meet its financial and other covenants and requirements, which could result in a default under the Company’s revolving credit facility or any of our various senior notes; risks associated with the Company’s inability to access the global capital markets on favorable terms, including as a result of significant deterioration of general economic or capital market conditions, or as a result of a downgrade in the Company’s credit rating; changes in interest rates; government contracting risks that the Company may be subject to, including laws and regulations governing reporting obligations, performance of government contracts and related risks associated with conducting business with the U.S. and other foreign governments or their suppliers (both directly and indirectly); governmental export and import controls as well as sanctions and trade embargoes that certain of our products may be subject to, including export licensing, customs regulations, economic sanctions and other laws; changes in fiscal and tax policies, audits and examinations by taxing authorities, laws, regulations and guidance in the United States and foreign jurisdictions; any difficulties in enforcing and protecting the Company’s intellectual property rights; litigation, customer claims, voluntary or forced product recalls, governmental investigations, criminal liability or environmental matters including changes to laws and regulations to which the Company may be subject; and incremental costs, risks and regulations associated with efforts to combat the negative effects of climate change.

A further description of these uncertainties and other risks can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and the Company’s other reports filed with the Securities and Exchange Commission. These or other uncertainties not identified in these documents (that we either currently do not expect to have an adverse effect on our business or that we are unable to predict or identify at this time) may cause the Company’s actual future results to be materially different from those expressed in any forward-looking statements. Our forward-looking statements may also be impacted by, among other things, future tax, regulatory and other legal changes that may arise in any of the jurisdictions in which we operate. The Company undertakes no obligation to update or revise any forward-looking statements except as required by law.

Contact:

Sherri Scribner

Vice President, Strategy and Investor Relations

203-265-8820

IR@amphenol.com